J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Ultra-Short Income ETF

JPMorgan Core Plus Bond ETF

(each, a “Fund” and together, the “Funds”)

(each, a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated April 24, 2026

to the current Prospectuses as supplemented

JPMORGAN ULTRA-SHORT INCOME ETF

Effective July 1, 2026, the Fund will revise its disclosure in the first two sentences of the first paragraph of the “What are the Fund’s main investment strategies?” section for the Fund from:

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its Assets in investment grade, U.S. dollar denominated short-term fixed, variable and floating rate debt. “Assets” means net assets, plus the amount of borrowings for investment purposes.

to:

Under normal circumstances, the Fund seeks to achieve its investment objective by investing in investment grade, U.S. dollar denominated short-term fixed, variable and floating rate debt.

In addition, the “ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES”, “ULTRA-SHORT INCOME ETF”section for the Fund will be revised with the same change.

JPMORGAN CORE PLUS BOND ETF

Effective July 1, 2026, the Fund will revise its disclosure in the first three sentences of the second paragraph of the “What are the Fund’s main investment strategies?” section for the Fund from:

As a matter of non-fundamental policy, the Fund will ordinarily invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund will provide shareholders at least 60 days prior notice of any change of this policy.

to:

As a matter of non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets in “core plus bonds,” defined as U.S. investment grade (or the unrated equivalent), U.S. below investment grade (or the unrated equivalent), and foreign and emerging markets bonds (either investment grade or below investment grade (or their unrated equivalents)). For purposes of this policy, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance. “Assets” means net assets plus the amount of borrowings for investment purposes.

In addition, the first two sentences of the first paragraph of the “ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES”, “CORE PLUS BOND ETF”section for the Fund will be revised with the same change.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES FOR FUTURE REFERENCE

SUP-ETF-426